UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2010 (March 26, 2010)

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3939 North First Street, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The purpose of this Form 8-K/A No. 1 is to amend the Current Report on Form 8-K filed by SunPower Corporation on March 29, 2010 (the “Original 8-K”) to include the financial statements of SunRay (as defined below) and other financial information required by Item 9.01 of Form 8-K that was not previously filed.

As previously reported, on March 26, 2010, SunPower Corporation (“SunPower or the “Company”) completed its acquisition (the “Acquisition”) of SunRay Malta Holdings Limited (“SunRay”), a European solar power plant developer company organized under the laws of Malta.  SunPower expects to operate SunRay as a stand alone business unit, and it will retain its own facilities and management team within the overall SunPower reporting structure.

In the Acquisition, the shareholders of SunRay sold all of the share capital of SunRay to SunPower in exchange for total consideration of approximately $296.1 million, including approximately: (i) $263.4 million in cash to SunRay’s class A shareholders, class B shareholders and class C shareholders; (ii) $18.7 million in cash to repay outstanding debt of SunRay; and (iii) $14.0 million in promissory notes issued by SunPower North America, LLC, a wholly-owned subsidiary of SunPower, and guaranteed by SunPower.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

    The following financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Non-statutory annual financial statements of SunRay Malta Holdings Limited for the fiscal years ended June 30, 2009 and June 30, 2008, including accompanying notes and Independent Auditors’ Report

(b) Unaudited Pro Forma Financial Information

    The following pro forma financial information is attached hereto as Exhibit 99.3 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of January 3, 2010

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended January 3, 2010

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

(d)  Exhibits

23.1	Consent of Deloitte

99.1*	Press Release dated March 29, 2010

99.2	Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

*	Previously filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: June 11, 2010	By:	/s/ Dennis V. Arriola
Name: Dennis V. Arriola
Title: Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Deloitte

99.1*	Press Release dated March 29, 2010

99.2	Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

*	Previously filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2010.